April 3, 2012 Needham & Company Healthcare Conference New York, NY Copyright © 2012 Acura Pharmaceuticals. All rights reserved.

Caution Regarding Forward Looking Statements - UPDATE Certain statements in this presentation constitute "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward - looking statements . The most significant of such factors include, but are not limited to, our ability and the ability of Pfizer (to whom we have licensed our Aversion® Technology for certain opioid analgesic products in the United States, Canada and Mexico) and the ability other pharmaceutical companies, if any, to whom we may license our technologies, to obtain necessary regulatory approvals and commercialize products utilizing such technologies and the market acceptance of such products, expectations regarding potential market share for our products, our ability to enter into additional license agreements for our other product candidates, the ability to avoid infringement of patents, trademarks and other proprietary rights of third parties, and the ability to fulfill the U . S . Food and Drug Administration’s (“FDA”) requirements for approving our product candidates for commercial manufacturing and distribution in the United States, including, without limitation, the adequacy of the results of the laboratory and clinical studies completed to date and the results of laboratory and clinical studies we may complete in the future, to support FDA approval of our product candidates, the adequacy of the development program for our product candidates, including whether additional clinical studies will be required to support FDA approval of our product candidates, changes in regulatory requirements, adverse safety findings relating to our product candidates, the risk that the FDA may not agree with our analysis of our clinical studies and may evaluate the results of these studies by different methods or conclude that the results of the studies are not statistically significant, clinically meaningful or that there were human errors in the conduct of the studies or the risk that further studies of our product candidates are not positive or otherwise do not support FDA approval, whether or when we are able to obtain FDA approval of labeling for our product candidates for the proposed indications or for abuse deterrent features, whether our product candidates will ultimately deter abuse in commercial settings, and the uncertainties inherent in scientific research, drug development, laboratory and clinical trials and the regulatory approval process . Other important factors that may also affect future results include, but are not limited to : our ability to secure and protect our patents, trademarks and other proprietary rights ; litigation or regulatory action that could require us to pay significant damages or change the way we conduct our business ; our ability to compete successfully against current and future competitors ; our dependence on third - party suppliers of raw materials ; difficulties or delays in conducting clinical trials for our product candidates or in the commercial manufacture and supply of our products ; and other risks and uncertainties detailed in our filings with the Securities and Exchange Commission . When used in this presentation, the words "may," "will," "should," "could," "would," “plans," "estimate," "project," "anticipate," "expect," "intend," "believe," "predicts," "potential" and similar expressions identify forward - looking statements . 2

Business Highlights • 1st Aversion® opioid product approved June 2011 • Pfizer commercially launched February, 2012 • Aversion® Technology • Impede™ Technology Seven product candidates • Five Aversion® products; four licensed to Pfizer • Two Impede™ OTC products Opioids are the largest U.S. prescription drug category • $35.7 million of cash at 12/31/11 • Sufficient cash to execute current business plan through at least the next two years 3

Product Portfolio Summary • Broad pipeline of product candidates • Two proprietary technologies: Aversion® and Impede™ Product Area Technology Licensee Status Oxycodone HCL, USP CII Opioid Aversion Pfizer Marketed in the U.S. Hydrocodone/APAP Opioid Aversion Pfizer In Development Oxycodone/APAP Opioid Aversion Pfizer In Development 4 th Opioid Opioid Aversion Pfizer In Development Nexafed ™ Cough/Cold Impede Commercial Scale - up Pseudoephedrine Combo Cough/Cold Impede Feasibility Studies Stimulant Tablet ADHD Aversion Formulation Development 4

• Develop and commercialize products with abuse - deterrent features and benefits • Apply Aversion and Impede technologies to additional pharmaceutical products susceptible to abuse • Maintain an efficient internal cost structure • License product candidates to pharmaceutical companies focused on physician - based sales and marketing • Expand product portfolio though in - licensing and/or acquisition Corporate Strategy 5

Aversion® Technology Proprietary mixture of inactive ingredients added to immediate release tablets intended to discourage tampering associated with misuse and abuse 6

• 35 million people in the United States have used Rx opioids non - medically in their lifetime • Immediate Release (IR) opioids are more frequently abused than Extended Release (ER) opioids Abuse of Opioids is Prevalent Source: SAMHSA, Office of Applied Studies, 2009 National Survey on Drug Use and Health Immediate - Release Only Extended - Release and Immediate - Release 7 Lifetime Abuse of Selected Pain Relievers Age 12 or Older 0 5 10 15 20 25 Ultram® Methadone Demerol® Morphine OxyContin® Codeine Hydrocodone Percocet®, Percodan®, or Tylox® Darvocet®, Darvon®, or Tylenol® with Codeine Vicodin®, Lortab®, or Lorcet® Number in Millions

Physician Perception of Opioid Abuse Source: Company Research, 400 Primary Care, Surgeon, Pain Specialists & Emergency Room Physicians, December 2011 • Snorting and Injecting are the methods with the highest concern for serious adverse health consequences with immediate release opioids 8

• FDA Approval : June 17, 2011 • Marketed By : Pfizer, Inc. • First Commercial Sale : February 2, 2012 • Market Size : 14.8 million annual IR oxycodone Rx’s • Active Ingredient : Oxycodone HCl, USP CII • Reference Brand: Roxicodone® • Tablet Strengths: 5 mg and 7.5 mg 1 st FDA Approved Aversion Product Source: IMS NPA, MAT Dec. 2011 Roxicodone is a registered trademark of Xanodyne Pharmaceuticals, Inc. 9

25% More Market for 5mg IR Oxycodone Tabs • High percent of IR oxycodone is utilized without a dispensed prescription • 99% of units (tabs/caps) shipped were generic • 12.3% growth in dispensed prescription in 2011 versus 2010 Source: IMS NPA, MAT Dec. 2011 & IMS NSP, MAT Nov. 2011 10

IR Oxycodone Tablet Pricing Source: IMS NSP, MAT Nov. 2011 Roxicodone is a registered trademark of Xanodyne Pharmaceuticals, Inc., • Average prices of tablets/capsules shipped from distribution centers to healthcare providers/pharmacies • Managed care price contracting will be critical to success 11

Opioid Portfolio Product Licensee Status Oxycodone HCl , USP CII Pfizer Marketed in the U.S. 1 Hydrocodone/APAP Pfizer Enrollment Complete in First Clinical Study 2 Oxycodone/APAP Pfizer In Development 4 th Opioid Pfizer In Development Aversion Technology Products 1 The New Drug Application for Aversion® Oxycodone HCl included - 2 Laboratory Studies - 3 Clinical Studies with 115 subjects in aggregate 1 FDA Summary Basis of Approval; Oxecta® 2 www.ClinicalTrials.gov Oxecta is a registered trademark of Pfizer,Inc. 12

Aversion IR Product Markets Oxycodone/APAP Hydrocodone/APAP Oxycodone Only Source: IMS NPA, MAT Dec. 2011 • 188 million dispensed prescriptions in 2011 • $1.7 billion in sales (mostly generic prices) 13

• Four immediate - release opioid analgesics licensed to Pfizer • $78.5 million paid by Pfizer to Acura as of 12/31/11 • Pfizer has option to license future Aversion® opioid products • Territory: United States, Canada and Mexico • Pfizer pays all development expenses after licensing a product • Pfizer responsible for marketing, sales, manufacturing and co - development • Acura eligible for future regulatory and sales milestones • Up to $23 million per product for regulatory approval • $50 million one - time milestone when annual sales of all products in aggregate exceed $750 million • Royalties paid by Pfizer to Acura on aggregate sales of all products • Up to 25% starting February 2013 Pfizer Partnership for Opioids 14

Impede™ Technology Unique mixture of inactive ingredients added to pseudoephedrine HCl tablets designed to disrupt conversion into methamphetamine 15

Methamphetamine Production • Pseudoephedrine is chemically similar to methamphetamine • Chemical reduction reaction • Pseudoephedrine is often obtained from cold/allergy pills • Three Common Illicit Conversion Methods • Two start by extracting and isolating purified pseudoephedrine • More recent method directly converts pseudoephedrine in the presence of the inactive ingredients • Societal Costs • Treatment and emergency room • Law enforcement and lab site cleanup • Social services 16

• The 2006 Combat Methamphetamine Epidemic Act • Followed similar framework enacted in 40+ states • Pseudoephedrine products secured “behind the counter” / limits consumers monthly purchases Dynamic Legislative Environment Source: Drug Enforcement Administration, Methamphetamine Lab Incidents, 2004 - 2010 • Further Legislative Activities • Oregon, Mississippi and parts of Missouri require dispensing pursuant to a physician’s prescription • Pseudoephedrine is subject to ongoing legislative activity 17 12,974 8,181 6,095 7,334 10,090 10,247 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2005 2006 2007 2008 2009 2010 Methamphetamine Laboratory Incidents

• $1 billion U.S. non - prescription nasal decongestant market 1 • Market fragmented by combination and extended - release products incorporating pseudoephedrine HCl and other decongestants • 53% of sales are from phenylephrine containing products • Annual Meth abuse is lower than OxyContin® 2 • 12.4 million 2009 prescription pain reliever abusers • 1.7 million 2009 OxyContin® abusers • 1.2 million 2009 methamphetamine abusers • Sold by chain and independent pharmacies • Pharmacist - Consumer interaction required for each sale • 40,000 pharmacies operated by top 50 retail chain drug stores 3 18 Market Overview 1 AC Nielsen 2 SAMHSA, Office of Applied Studies, 2009 National Survey on Drug Use and Health 3 Chain Drug Review OxyContin is a registered trademark of Purdue Pharma .

• US Regulatory Status : OTC Monograph • Market Size : $1.0 Billion U.S. OTC nasal decongestant market • Marketing Strategy : Sell directly to U.S. pharmacies • Active Ingredient : Pseudoephedrine HCl • Indication : Temporary relief of nasal congestion • Tablet Strength : 30 mg immediate - release tablets Nexafed ™ Summary 19

20 Nexafed ™ Testing Consumer Needs Abuse Resistance • Bioequivalent to marketed 30 mg tablets • Meets FDA standards for C max and AUC • Two tablet dose • Dosed orally 2 tablets every 4 - 6 hours • Lab tests demonstrate: • no extraction of pseudoephedrine for further processing in two Meth extraction methods • 50% reduction in Meth yield in direct conversion method compared to existing tablets

• Aversion® Technology patents expire in 2025 • 3 U.S. patents issued covering compositions of opioids and certain other abused drugs with functional inactive ingredients • 1 U.S. Patent issued covering an extended release opioid dosage form • Impede™ Technology patents pending • Additional U.S. and foreign patents issued • Multiple patent applications pending in the United States and internationally • All patent rights, other than those licensed to Pfizer, are retained by Acura Intellectual Property Position 21

Financial Information 22

23 Selected Financial Information $ Millions Cash and Cash Equivalents (12/31/11) $35.7 Debt (12/31/11) None Shares Outstanding at 12/31/11 Millions Total Common Shares Outstanding 45.320 Shares Held by GCE Holdings (~74%) 34.565 • Received $20 million milestone payment from Pfizer on June 30, 2011 • Sufficient cash to execute current business plan through at least the next two years • ~ $7.6 million of Net Cash Used in Operating Activities (Year Ended December 31, 2011) Financial Summary and Share Data

Acura Pharmaceuticals, Inc. 616 N. North Court, Suite 120 Palatine, IL 60067 (847) 705 - 7709 NASDAQ: ACUR www.AcuraPharm.com Copyright © 2012 Acura Pharmaceuticals. All rights reserved.